                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  July 20, 1998
(Date of earliest event reported)

Commission File No. 333-40113


             Bombardier Capital Mortgage Securitization Corporation
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Vermont                                                  03-0355080
-----------------------                                       --------------
(State of Incorporation)                                     (I.R.S. Employer
                                                             Identification No.)

1600 Mountain View Drive, Colchester, VT                         05446
----------------------------------------                        --------
Address of principal executive offices                         (Zip Code)

                                 (802) 654-7200
          ------------------------------------------------------------
               Registrant's Telephone Number, including area code


--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)


                                  Page 1 of --
                         Index to Exhibits is on Page 4

ITEM 5.  Other Events

Filing of Computational Materials

                  Exhibit 99.1 which attaches Computational Materials, Structural Terms Sheet and Collateral Terms Sheet (as defined in the no-action letter dated May 27, 1994 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Credit Suisse First Boston in connection with the offering of Bombardier Capital Mortgage Securitization Corporation Senior/Subordinated Pass-Through Certificates, Series 1998-B is attached hereto.

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 BOMBARDIER CAPITAL MORTGAGE
                                                 SECURITIZATION CORPORATION

July 20, 1998

                                            By:/s/ Blaine H. Filthaut
                                               ---------------------------------
                                               Name:  Blaine H. Filthaut
                                               Title: Vice President & Treasurer

                                INDEX TO EXHIBITS


Exhibit No.                 Description                                    Page
-----------                 ------------                                   ----
   99.1                     Computational Materials, Structural Terms        5
                            Sheet and Collateral Terms Sheet

SUBJECT TO REVISION
SERIES TERM SHEET DATED JULY 10, 1998


                                  $282,585,000
                           Bombardier Capital Mortgage
[BOMBARDIER LOGO]          Securitization Corporation,
                                    Depositor
                             Bombardier Capital Inc.,
                                     Servicer

          SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 1998-B

Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the Bombardier Capital Mortgage Securitization Corporation Senior/Subordinated Pass-Through Certificates, Series 1998-B transaction. The Series Term Sheet has been prepared by Bombardier Capital Mortgage Securitization Corporation for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston Corporation, First Chicago Capital Markets, Inc. nor any of their respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet. This cover sheet is not part of the Series Term Sheet.

A REGISTRATION STATEMENT (INCLUDING A BASE PROSPECTUS) RELATING TO THE PASS-THROUGH CERTIFICATES, INCLUDING THE BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 1998-B, HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND HAS BEEN DECLARED EFFECTIVE. THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES WILL BE FILED AFTER THE SECURITIES HAVE BEEN PRICED AND ALL OF THE TERMS AND INFORMATION ARE FINALIZED. THIS COMMUNICATION IS NOT AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE. INTERESTED PERSONS ARE REFERRED TO THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT TO WHICH THE SECURITIES RELATE. ANY INVESTMENT DECISION SHOULD BE BASED ONLY UPON THE INFORMATION IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT AS OF THEIR PUBLICATION DATES.



Credit Suisse First Boston                   First Chicago Capital Markets, Inc.

        This Series Term Sheet will be superseded in its entirety by the information appearing in the Prospectus Supplement, the Prospectus and the Series 1998-B Pooling and Servicing Agreement (the "Agreement") to be dated as of July 1, 1998, among Bombardier Capital Mortgage Securitization Corporation, as Depositor, Bombardier Capital Inc., as Servicer, and Harris Trust and Savings Bank, as Trustee.


Class Designations
   Class A Certificates...................Class A Certificates.
   Class M Certificates...................Class M-1 and Class M-2 Certificates.
   Class B Certificates...................Class B-1 and Class B-2 Certificates.
   Subordinated Certificates..............Class M, Class B, Class X and Class R Certificates.
   Offered Certificates...................Class A, Class M and Class B-1 Certificates.
   Offered Subordinated Certificates......Class M and Class B-1 Certificates.

The Offered Certificates...................The Offered Certificates will be issued in the amounts and will bear the pass-through rates set forth below:


                                                                             Initial             Pass-Through
                                                Title of Class         Principal Amount(1)            Rate
                                                --------------         -------------------       ------------
                                           Class A Certificates.....      $226,969,000                 .%(2)
                                           Class M-1 Certificates...       $24,050,000                 .%(2)
                                           Class M-2 Certificates...       $15,031,000                 .%(2)
                                           Class B-1 Certificates...       $16,535,000                 .%(2)


                                           (1) The initial principal amount of
                                               the Certificates may be increased
                                               or decreased by up to 5%. Any
                                               such increase or decrease may be
                                               allocated disproportionately
                                               among the Classes of
                                               Certificates. Accordingly, any
                                               investor's commitments with
                                               respect to the Certificates may
                                               be increased or decreased
                                               correspondingly.

                                           (2) The lesser of (i) the specified
                                               rate per annum, computed on the
                                               basis of a 360-day year of twelve
                                               30-day months, or (ii) the
                                               Weighted Average Net Asset Rate
                                               for the related Distribution
                                               Date.

Other Certificates......................... The Class B-2, Class X and Class R Certificates are not being offered hereby. The Class B-2, Class X and Class R
                                            Certificates are expected to be held initially by Bombardier
                                            Capital Mortgage Securitization Corporation (the "Company") or
                                            an affiliate of the Company, which may offer such Certificates in the future in one or more privately negotiated
                                            transactions. The Class B-2 Certificates will have an initial
                                            Certificate Principal Balance of approximately $12,025,000.
                                            The Pass-Through Rate for the Class B-2 Certificates on any
                                            Distribution Date will be equal to the lesser of (i) [ ]% per annum and (ii) the Weighted Average Net Asset Rate for such
                                            Distribution Date.

Denominations.............................. The Offered Certificates will be Book-Entry Certificates only, and will be issued in minimum denominations of $1,000 and
                                            integral multiples of $1 in excess thereof in the case of the
                                            Class A Certificates and $25,000 and integral multiples of $1 in excess thereof in the case of the Class M and Class B-1
                                            Certificates.

Cut-off Date............................... July 1, 1998.

Distribution Dates......................... The fifteenth day of each month, (or if such fifteenth day is not a business day, the next succeeding business day)
                                            commencing in August 1998.

Record Date................................ With respect to each Distribution Date the close of business on the last business day of the month preceding the month in which such Distribution Date occurs. (each, a "Record Date").

Interest Accrual Period.................... With respect to each Distribution Date, the calendar month preceding the month in which the Distribution Date occurs
                                            (each, an "Interest Accrual Period"). Interest on the Offered
                                            Certificates and the Class B-2 Certificates will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

Distributions.............................. Distributions to Certificateholders generally will be applied first to the payment of interest, second to the payment of any unpaid principal and third, if any principal is then due, to the payment of principal of the related Class of Certificates.
                                            The principal amounts generally will be distributed to the extent of the Available Distribution Amount after payment of interest and interest shortfalls on the Certificates, first to the Class A Certificateholders and then to each Class of
                                            Subordinate Certificateholders based on their respective
                                            priorities (i.e., first to the Class M-1 Certificateholders, then to the Class M-2 Certificateholders, then to the Class
                                            B-1 Certificateholders and then to the Class B-2
                                            Certificateholders). Prior to the Cross-over Date or on any
                                            Distribution Date as of which the Principal Distribution Tests are not met, principal will be allocated solely to the Class A
                                            Certificates; otherwise principal will be allocated pro rata among the Class A, the Class M-1, the Class M-2, the Class B-1
                                            and the Class B-2 Certificates.


                                             [GRAPHIC OMITTED]


Available Distribution Amount.............. The "Available Distribution Amount" for a Distribution Date
                                            generally will include (1)(a) Monthly Payments of principal and interest due on the Assets during the related Collection
                                            Period, to the extent such payments were actually collected from the Obligors or advanced by the Servicer and (b)
                                            unscheduled payments received with respect to the Assets
                                            during the related Prepayment Period, including Principal
                                            Prepayments, proceeds of repurchases, Net Liquidation
                                            Proceeds and Net Insurance Proceeds, less (2)(a)
                                            Servicing Fees for the related Collection Period, (b)
                                            amounts required to reimburse the Servicer for previously
                                            unreimbursed Advances in accordance with the Agreement,
                                            (c) amounts required to reimburse the Company or the Servicer for certain reimbursable expenses in accordance with the
                                            Agreement and (d) amounts required to reimburse any party for an overpayment of a Repurchase Price for an Asset in
                                            accordance with the Agreement.

Overcollateralization.....................  Excess interest collections will be applied, to the extent available, to make accelerated payments of principal on the
                                            Certificates. The "Target Overcollateralization Amount"
                                            generally shall mean, (i) for any Distribution Date prior to the Cross-over Date, 4.50% of the Pool Scheduled Principal
                                            Balance as of the Cut-off Date and (ii) for any other
                                            Distribution Date, the lesser of (x) 4.50% of the Pool
                                            Scheduled Principal Balance as of the Cut-off Date and (y)
                                            7.88% of the then-outstanding Pool Scheduled Principal
                                            Balance; provided, however, that in no event shall the Target
                                            Overcollateralization


                                            Amount be less than 1.25% of the Pool Scheduled Principal
                                            Balance as of the Cut-off Date. On the Closing Date, the
                                            initial overcollateralization amount shall equal 2.00% of the
                                            Pool Scheduled Principal Balance as of the Cut-off Date.

Certificate Structure Considerations....... The primary credit support for the Class A Certificates is the subordination of the Subordinated Certificates; for the Class
                                            M-1 Certificates is the subordination of the Class M-2, Class
                                            B, Class X and the Class R Certificates; for the Class M-2
                                            Certificates is the subordination of the Class B, Class X, and
                                            Class R Certificates; for the Class B-1 Certificates is the
                                            subordination of the Class B-2, Class X and the Class R
                                            Certificates.

Subordination of the Offered Subordinated
  Certificates............................. The rights of the Class M-1 Certificateholders to receive distributions of principal will be subordinated to such rights of the Class A Certificateholders to receive distributions of principal and interest. Interest and interest shortfalls on the Class M-1 Certificates will not be subordinated to
                                            principal payments on the Class A Certificates.

                                            The rights of the Class M-2 Certificateholders to receive
                                            distributions of principal will be subordinated to such rights of the Class A and Class M-1 Certificateholders to receive distributions of principal and interest. Interest and interest shortfalls on the Class M-2 Certificates will not be
                                            subordinated to principal payments on the Class A and the
                                            Class M-1 Certificates.

                                            The rights of the Class B-1 Certificateholders to receive
                                            distributions of principal similarly will be subordinated to the rights of the Class A and Class M Certificateholders to receive distributions of principal and interest. Interest and interest shortfalls on the Class B-1 Certificates will not be subordinated to principal payments on the Class A and Class M
                                            Certificates.

Cross-over Date...........................  The later to occur of (a) the Distribution Date occurring in
                                            August 2003 or (b) the first Distribution Date on which the then-current credit enhancement for the Class A Certificates is equal to or exceeds 1.93 times the initial credit
                                            enhancement for the Class A Certificates.

Principal Distribution Tests..............  The Principal Distribution Tests will be met in respect of a
                                            Distribution Date if (i) the Average Sixty-Day Delinquency
                                            Ratio does not exceed 5.00%; (ii) the Average Thirty-Day
                                            Delinquency Ratio does not exceed 7.00%; (iii) the Cumulative
                                            Realized Losses do not exceed a certain specified percentage of the Cut-off Date Pool Balance, depending on the year in which such Distribution Date occurs (set forth in the
                                            Agreement); and (iv) the Current Realized Loss Ratio does not exceed 2.75%.

Realized Losses on Liquidated Assets....... The Principal Distribution Amount for any Distribution Date is
                                            intended to include the Scheduled Principal Balance of each
                                            Asset that became a Liquidated Asset during the preceding
                                            calendar month. A Realized Loss will be incurred on a
                                            Liquidated Asset in the amount, if any, by which the Net
                                            Liquidation Proceeds from such Liquidated Asset are less than the Unpaid Principal Balance of such Liquidated Asset, plus accrued and unpaid interest thereon (to the extent not covered by Servicing Advances, if any, with respect to such Liquidated
                                            Asset), plus amounts reimbursable to the Servicer for
                                            previously unreimbursed Servicing Advances. The amount of the
                                            Realized Loss, if any, in excess of the sum of (1) the


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




                                            amount of interest collected on the nondefaulted Assets in excess of certain Interest Distribution Amounts and Carryover
                                            Interest Distribution Amounts required to be distributed on the Class A, Class M and Class B Certificates and any portion of such interest required to be paid to the as servicing
                                            compensation ("Excess Interest") and (2) the Current
                                            Overcollateralization Amount will be allocated to the
                                            Subordinated Certificates as a Writedown Amount in reduction of their respective Certificate Principal Balances as
                                            described below.

Allocation of Writedown Amounts............ The "Writedown Amount" for any Distribution Date will be the amount, if any, by which the aggregate Certificate Principal
                                            Balance of all Certificates, after all distributions have been made on the Certificates on such Distribution Date, exceeds the Pool Scheduled Principal Balance of the Assets for the
                                            next Distribution Date. The Writedown Amount will be allocated among the Classes of Subordinated Certificates in the
                                            following order of priority:

                                            (1)  first, to the Class B-2 Certificates,  to be applied in reduction of the Adjusted Certificate  Principal Balance
                                                 of such Class until it has been reduced to zero;

                                            (2)  second, to the Class B-1 Certificates, to be applied in reduction of the Adjusted Certificate Principal Balance
                                                 of such Class until it has been reduced to zero;

                                            (3)  third, to the Class M-2 Certificates, to be applied in reduction of the Adjusted Certificate Principal Balance
                                                 of such Class until it has been reduced to zero; and

                                            (4)  fourth, to the Class M-1 Certificates, to be applied in reduction of the Adjusted Certificate Principal Balance
                                                 of such Class until it has been reduced to zero.

Advances................................... For each Distribution Date, the Servicer will be obligated to make an advance (a "P&I Advance") in respect of any delinquent
                                            Monthly Payment that will, in the Servicer's judgment, be
                                            recoverable from late payments on or Liquidation Proceeds from such Asset. The Servicer will also be obligated to make
                                            Advances ("Servicing Advances" and, together with P&I
                                            Advances, "Advances") in respect of Liquidation Expenses and certain taxes and insurance premiums not paid by an Obligor on a timely basis, to the extent the Servicer deems such
                                            Servicing Advances recoverable out of Liquidation Proceeds or from collections on the related Asset. P&I Advances and
                                            Servicing Advances are reimbursable to the Servicer under
                                            certain circumstances.

Final Scheduled Distribution Date.......... The Final Scheduled Distribution Date for each Class of the
                                            Offered Certificates will be the October 2028 Distribution
                                            Date. The Final Scheduled Distribution Date has been
                                            determined by adding three months to the maturity date of the
                                            Asset with the latest stated maturity.

Optional Termination....................... Either the Servicer or the holders of a majority in interest of the Class R Certificates (the "Residual Majority"), at
                                            their respective options and subject to the limitations
                                            imposed by the Agreement, will have the option to purchase from the Trust Estate all Assets then outstanding and all
                                            other property in the Trust Estate on any Distribution Date occurring on or after the

                                            Distribution Date on which the sum of the Certificate
                                            Principal Balance of the Certificates is less than 10% of the sum of the original Certificate Principal Balance of the
                                            Certificates.

Auction Sale............................... If neither the Servicer nor the Residual Majority exercises its optional termination right within 90 days after it first becomes eligible to do so, the Trustee shall solicit bids for the purchase of all Assets then outstanding and all other
                                            property in the Trust Estate. In the event that satisfactory bids are received, the sale proceeds will be distributed to
                                            Certificateholders.

The Assets................................. The Trust will consist of (1) manufactured housing installment sales contracts (collectively, the "Contracts") secured by security interests in manufactured homes, and with respect to certain of the Contracts ("Land Secured Contracts"), secured by liens on the real estate on which the related Manufactured
                                            Homes are located and (2) mortgage loans secured by first
                                            liens on the real estate on which the related Manufactured
                                            Homes are deemed permanently affixed (the "Mortgage Loans" and collectively with the Contracts, the "Assets"). The Asset Pool consists of 8,979 Contracts having an aggregate Scheduled
                                            Principal Balance as of the Cut-off Date of approximately
                                            $300,623,237.84. Approximately 0.47% of the Asset Pool is
                                            comprised of Assets that are either Land Secured Contracts or
                                            Mortgage Loans.

                                            As of the Cut-off Date, the Assets were secured by
                                            Manufactured Homes located in 30 states, and approximately
                                            21.38%, 16.67%, 9.91%, 9.86%, 8.22% and 8.09% of the Assets
                                            were secured by Manufactured Homes located in South Carolina,
                                            Texas, North Carolina, Georgia, Alabama, and Mississippi,
                                            respectively (based on property addresses of the Obligors on the Assets as of the Cut-off Date). Monthly Payments of
                                            principal and interest on the Assets will be due on various days throughout each Collection Period (each a "Due Date").
                                            The annual percentage rates on the Assets ranged from 7.00% to
                                            13.75%, with weighted average of approximately 10.22%, as of the Cut-off Date. The Assets had a remaining term to stated
                                            maturity as of the Cut-off Date of at least 58 months but not more than 360 months and original terms to stated maturity of at least 60 months but not more than 360 months. As of the
                                            Cut-off Date, the Assets had a weighted average original term to stated maturity of approximately 313 months, and a weighted average remaining terms to stated maturity of approximately
                                            311 months. As of the Cut-off Date, no fewer than 92.78% of the Assets were secured by Manufactured Homes which were new at the time the related Assets were originated. As of the
                                            Cut-off Date, no more than 7.22% of the Assets were secured by
                                            Manufactured Homes which were used at the time the related
                                            Assets were originated.

Certain Federal Income Tax
  Consequences............................. For federal income tax purposes, the Trust Estate will be treated as one or more real estate mortgage investment
                                            conduits ("REMIC"). The Class A, Class M, Class B and Class X
                                            Certificates will constitute "regular interests" in a REMIC for federal income tax purposes. The Class R Certificates will be treated as the sole class of "residual interests" in a
                                            REMIC for federal income tax purposes.



                                        5


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


ERISA Considerations....................... Fiduciaries of employee benefit plans and certain other retirement plans and arrangements, including individual
                                            retirement accounts and annuities, Keogh plans, and collective investment funds in which such plans, accounts, annuities or arrangements are invested, that are subject to the Employee
                                            Retirement Income Security Act of 1974, as amended ("ERISA"), or corresponding provisions of the Code (any of the foregoing, a "Plan"), persons acting on behalf of a Plan, or persons
                                            using the assets of a Plan ("Plan Investors") should consult with their own counsel to determine whether the purchase or holding of the Offered Certificates could give rise to a
                                            transaction that is prohibited either under ERISA or the Code.

                                            BECAUSE THE OFFERED SUBORDINATED CERTIFICATES ARE SUBORDINATED
                                            SECURITIES, THEY WILL NOT SATISFY THE REQUIREMENTS OF CERTAIN
                                            PROHIBITED TRANSACTION EXEMPTIONS AND THEREFORE MAY BE
                                            PURCHASED ONLY BY PERSONS WHO EITHER ARE NOT PLAN INVESTORS OR
                                            CERTAIN INSURANCE COMPANIES USING THE ASSETS OF THEIR GENERAL
                                            ACCOUNT.

Legal Investment Considerations............ The  Class A  and  Class  M-1  Certificates  will  constitute
                                            "mortgage  related  securities" for purposes of the Secondary
                                            Mortgage Market Enhancement Act of 1984 ("SMMEA").

                                            THE CLASS M-2 AND CLASS B CERTIFICATES ARE NOT "MORTGAGE
                                            RELATED SECURITIES" FOR PURPOSES OF SMMEA BECAUSE SUCH
                                            CERTIFICATES ARE NOT RATED IN ONE OF THE TWO HIGHEST RATING
                                            CATEGORIES BY A NATIONALLY RECOGNIZED RATING AGENCY.

Ratings.................................... It is a condition to the issuance of the Certificates that (i)
                                            the Class A Certificates be rated "AAA" by Fitch IBCA, Inc.
                                            ("Fitch") and "Aaa" by Moody's Investors Service, Inc.
                                            ("Moody's" and, together with Fitch, the "Rating Agencies"),
                                            (ii) the Class M-1 Certificates be rated at least "AA" by
                                            Fitch and "Aa3" by Moody's, (iii) the Class M-2 Certificates
                                            be rated at least "A" by Fitch and "A2" by Moody's, and (iv)
                                            the Class B-1 Certificates be rated at least "BBB" by Fitch and "Baa2" by Moody's. A security rating is not a
                                            recommendation to buy, sell or hold securities and may be
                                            subject to revision or withdrawal at any time by the assigning rating organization.


                                        6







        Whenever reference is made herein to a percentage of the Asset Pool by Scheduled Principal Balance, the percentage is calculated based on the Scheduled
Principal Balances ("SPB") of the Assets as of the Cut-off Date. In addition, numbers in any columns in the tables below may not sum exactly to the total number at the bottom of the column due to rounding.

               GEOGRAPHICAL DISTRIBUTION OF MANUFACTURED HOMES(1)


                              NUMBER OF                            PERCENTAGE OF
GEOGRAPHIC LOCATION            ASSETS       AGGREGATE SPB        ASSET POOL BY SPB
-------------------            ------       -------------        -----------------
Alabama...................        760       $ 24,715,497               8.22%
Arizona...................         95          3,119,959               1.04
Arkansas..................        418         12,654,984               4.21
California................          1             26,943               0.01
Colorado..................          2             63,227               0.02
Connecticut...............          1             26,627               0.01
Florida...................        484         18,757,334               6.24
Georgia...................        840         29,656,430               9.86
Illinois..................         13            397,517               0.13
Iowa......................          4            101,289               0.03
Kentucky..................         47          1,337,530               0.44
Louisiana.................        422         13,356,142               4.44
Maine.....................          1             30,436               0.01
Michigan..................         30            998,074               0.33
Minnesota.................          1             34,462               0.01
Mississippi...............        731         24,323,200               8.09
Missouri..................        156          4,763,047               1.58
New Mexico................        159          5,217,883               1.74
New York..................          2             53,575               0.02
North Carolina............        928         29,779,494               9.91
Oklahoma..................         32          1,051,000               0.35
Pennsylvania..............          2             69,816               0.02
South Carolina............      1,844         64,266,610              21.38
Tennessee.................        473         13,879,953               4.62
Texas.....................      1,470         50,127,653              16.67
Utah......................          2             58,448               0.02
Virginia..................         47          1,329,168               0.44
West Virginia.............         11            346,261               0.12
Wisconsin.................          2             38,845               0.01
Wyoming...................          1             41,834               0.01
                                -----       ------------             ------
   Total..................      8,979       $300,623,238             100.00%
                                =====       ============             ======


----------
(1) Based on the mailing address of the Obligor on the related Asset as of the Cut-off Date.

                        YEAR OF ORIGINATION OF ASSETS(1)

                             NUMBER OF                            PERCENTAGE OF
YEAR OF ORIGINATION           ASSETS      AGGREGATE SPB         ASSET POOL BY SPB
-------------------           ------      -------------         -----------------
    1997..................       672      $  22,463,018                7.47%
    1998..................     8,307        278,160,220               92.53
                               -----      -------------             -------
         Total............     8,979       $300,623,238              100.00%
                               =====       ============              ======

-------
(1) The weighted average seasoning of the Assets was approximately 2 month as of the Cut-off Date.



                    DISTRIBUTION OF ORIGINAL ASSET AMOUNTS(1)


ORIGINAL ASSET AMOUNT          NUMBER OF                            PERCENTAGE OF
---------------------           ASSETS      AGGREGATE SPB         ASSET POOL BY SPB
                                ------      -------------         -----------------
$  10,000 - $  14,999.......       335       $  4,121,669                1.37%
$  15,000 - $  19,999.......       451          7,964,273                2.65
$  20,000 - $  24,999.......     1,108         25,195,403                8.38
$  25,000 - $  29,999.......     1,811         49,770,610               16.56
$  30,000 - $  34,999.......     1,793         58,044,086               19.31
$  35,000 - $  39,999.......     1,188         44,214,603               14.71
$  40,000 - $  44,999.......       966         41,033,104               13.65
$  45,000 - $  49,999.......       605         28,435,315                9.46
$  50,000 - $  54,999.......       316         16,501,709                5.49
$  55,000 - $  59,999.......       178         10,154,348                3.38
$  60,000 - $  64,999.......       124          7,714,279                2.57
$  65,000 - $  69,999.......        50          3,351,799                1.11
$  70,000 - $  74,999.......        25          1,799,938                0.60
$  75,000 - $  79,999.......        18          1,384,676                0.46
$  80,000 - $  84,999.......         6            491,045                0.16
$  85,000 - $  89,999.......         4            347,769                0.12
$  95,000 - $  99,999.......         1             98,612                0.03
                                 -----       ------------              ------
     Total..................     8,979       $300,623,238              100.00%
                                 =====       ============              ======

--------
(1) The highest original Asset amount was $98,612, which represents 0.03% of the aggregate principal balance of the Assets at origination. The average original principal amount of the Assets was approximately $33,562 as of the Cut-off Date.


                                 ASSET RATES(1)


                               NUMBER                               PERCENTAGE OF
 ASSET RATE                   OF ASSETS      AGGREGATE SPB        ASSET POOL BY SPB
 ----------                   ---------      -------------        -----------------
  7.000% -  7.999%.........       102           $4,980,364               1.66%
  8.000% -  8.999%.........     1,053           45,438,486              15.11
  9.000% -  9.999%.........       662           26,419,547               8.79
 10.000% - 10.999%.........     4,409          148,432,947              49.38
 11.000% - 11.999%.........     1,585           48,055,196              15.99
 12.000% - 12.999%.........       978           23,634,514               7.86
 13.000% - 13.999%.........       190            3,662,184               1.22
                                -----         ------------             ------
      Total................     8,979         $300,623,238             100.00%
                                =====         ============             ======

---------
(1) The weighted average Asset Rate was approximately 10.22% as of the Cut-off Date.

              REMAINING TERMS TO MATURITY OF ASSETS (IN MONTHS)(1)


 REMAINING TO TERM             NUMBER                                PERCENTAGE OF
 TO MATURITY                  OF ASSETS       AGGREGATE SPB         ASSET POOL BY SPB
 -----------                  ---------       -------------         -----------------
   1 - 120 months..........       287         $   4,047,079              1.35%
 121 - 156 months..........        69             1,346,244              0.45
 157 - 180 months..........       698            14,947,499              4.97
 181 - 240 months..........     2,400            70,722,343             23.53
 241 - 300 months..........       939            27,477,479              9.14
 301 - 360 months..........     4,586           182,082,593             60.57
                                -----          ------------            ------
   Total...................     8,979          $300,623,238            100.00%
                                =====          ============            ======


----------
(1) The weighted average remaining term to maturity of the Assets was approximately 311 months as of the Cut-off Date.


                ORIGINAL TERMS TO MATURITY ASSETS (IN MONTHS)(1)



 ORIGINAL TERM                 NUMBER                               PERCENTAGE OF
 TO MATURITY                  OF ASSETS        AGGREGATE SPB      ASSET POOL BY SPB
 -----------                  ---------        -------------      ----------------
   1 - 120 months..........       287          $  4,047,079              1.35%
 121 - 156 months..........        69             1,346,244              0.45
 157 - 180 months..........       698            14,947,499              4.97
 181 - 216 months..........         7               173,437              0.06
 217 - 240 months..........     2,393            70,548,906             23.47
 241 - 300 months..........       939            27,477,479              9.14
 301 - 360 months..........     4,586           182,082,593             60.57
                                -----          ------------            ------

   Total...................     8,979          $300,623,238            100.00%
                                =====          ============            ======



-----------
(1) The weighted average original term to maturity of the Assets was approximately 313 months as of Cut-off Date.




           DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS OF ASSETS(1)




                                 NUMBER                             PERCENTAGE OF
LOAN-TO VALUE RATIO(2)          OF ASSETS      AGGREGATE SPB       ASSET POOL BY SPB
---------------------           ---------      -------------       -----------------
50%  or  less................         7         $   120,879             0.04%
51% - 55%....................         6              94,457             0.03
56% - 60%....................        11             232,513             0.08
61% - 65%....................        17             413,632             0.14
66% - 70%....................        37             946,777             0.31
71% - 75%....................        80           2,387,997             0.79
76% - 80%....................       446          13,559,509             4.51
81% - 85%....................     1,334          42,456,465            14.12
86% - 90%....................     5,483         182,070,158            60.56
91% - 95%....................     1,557          58,310,057            19.40
96% - 100%...................         1              30,794             0.01
                                  -----         ------------          ------
     Total...................     8,979         $300,623,238          100.00%
                                  =====         ============          ======


--------
(1) The weighted average original Loan-to-Value Ratio of the Assets was approximately 88.70% as of the Cut-off Date.

(2) Rounded to nearest 1%.